Exhibit 10.17

GLOBAL AGREEMENT

This Global Agreement (“Agreement”) is between:

Amadeus Global Travel Distribution, S.A., a Spanish Company with principal offices at Salvador de Madariaga, 1 - 28027 Madrid (Spain) (hereinafter referred to as “Amadeus”), and

Ebookers PLC., an English corporation having its principal place of business at 25 Farringdon Street London EC4A 4AB United Kingdom, (hereinafter referred to as “Ebookers”).

hereinafter referred to individually as a “Party” and collectively as “the Parties.”

RECITALS

WHEREAS, the Amadeus Group has developed and is operating a fully automated reservations and distribution system known as the Amadeus Global Travel Distribution System, with the ability to perform comprehensive information, communications, reservations, ticketing and related functions on a world-wide basis;

WHEREAS, Amadeus has the ability to serve and support EBOOKERS Locations locally through its National Marketing Companies (NMC) in order to meet these customers’ product, service and support needs;

WHEREAS, EBOOKERS is a multinational online and offline travel agency chain with offices located in numerous countries, that provide world class service and EBOOKERS Locations with various products and services;

WHEREAS, EBOOKERS wishes to utilize the System at various EBOOKERS Locations as defined and further set forth below;

NOW THEREFORE, in consideration of the mutual agreements, conditions, covenants and promises contained herein, including the foregoing recitals and other good and valuable consideration, the Parties agree as follows:

1.                         DEFINITIONS.

The following definitions shall apply to the terms used in this Agreement unless the context otherwise requires:

1.1                 “Additional Products” means any Amadeus or third party products, Software, Equipment or services ordered by any EBOOKERS Location after execution of the form document attached at Exhibit 1.

1.2                 “Agreement” means this Global Agreement, including all attached Exhibits, as amended or supplemented from time to time.

1.3                 “Amadeus Group” means Amadeus, Amadeus s.a.s., Amadeus Data Processing GmbH, and all Amadeus NMCs, their respective affiliates, members, members’

representatives, members’ affiliates, and their respective principals, officers, directors and employees.

1.4                 “Amadeus NMC” means an Amadeus National Marketing Company that distributes the System and other Amadeus products and services in a specific territory.

1.5                 “Amadeus NMC System” means a computer reservation system provided by the Amadeus NMC for local Providers and does not include the System as defined below.

1.6                 “(***) Low Fare Content” shall include all fares and associated Inventory provided by (***) including the following:

1.6.1        fares distributed by (***) through any GDS;

1.6.2        fares offered through (***) internal reservations system;

1.6.3        fares offered through any internet website, including (***) website; and

1.6.4        all other promotional fares and associated inventory (including distressed fares) and all other non-fare promotions, incentives, commissions or other substantially similar programs which (***) may make available from time to time through any GDS.

(***) Low Fare Content specifically excludes those fares promotions, incentives, commissions or other programmes and all associated inventory not publicly available, including but not limited to: private fares, net fares, corporate discount fares, tour operator fares, consolidator fares, marine, student cruise, missionary fares, group fares and meeting fares, fares that require the purchase of another product or service and fares offered through the Opaque method (“Opaque Method” means the provision of information concerning an air travel product or service where the provider of the product or service is not disclosed to the purchaser prior to the purchase) and fares to closed user groups.

For the avoidance of doubt, although (***) is not required to provide the above fares as part of the Low-Fare scheme, in the event that EBOOKERS has access to any such fares through a separate arrangement with (***), such fares shall be treated as (***) Low Fare Content for the purposes of this Agreement.

AMADEUS (or the applicable Amadeus NMC) shall have the right to make any adjustments, modifications and changes to the (***) Low Fare Content from time to time. Such changes shall not materially affect the level of services provided herein. AMADEUS (or the applicable Amadeus NMC) shall give EBOOKERS prior written notification of any significant change or modification to the (***) Low Fare Content, unless by reason of urgency, AMADEUS (or the applicable Amadeus NMC) is unable to notifyEBOOKERS in advance, in which case AMADEUS (or the applicable Amadeus NMC) shall inform EBOOKERS as soon as feasible.

1.7                 “Charges” means all amounts payable to Amadeus and/or an Amadeus NMC for products and services ordered by a EBOOKERS Location.

1.8                 “EBOOKERS Equipment” means computer equipment and software (e.g., printers, Terminals or other hardware or software) not provided by an Amadeus NMC to a EBOOKERS Location.

1.9                 “EBOOKERS Locations” means Ebookers and the Ebookers fully owned and operated offices identified on Exhibit 2 with the same Office ID and with Ebookers corporate code (EB3). New entities that are fully acquired by Ebookers after the Effective Date may be added to this Agreement (i) immediately if such entities (or new sites established by EBOOKERS locations) are not AMADEUS System users, and (ii) if such entities are already connected to Amadeus then the conditions of the Agreement will apply to such business upon the later of 31st December of the year the entity is acquired by EBOOKERS or no less than 3 months notice from the date of acquisition.

1.10          “Ebookers Websites” means the websites owned by EBOOKERS and run by the EBOOKERS Offices, inclusive of www.travelbag.com (“Travelbag Website”) and www.bridgetheworld.com.

1.11          “Effective Date” of this Agreement is 1st January, 2004.

1.12          “Equipment” means computer equipment (e.g., printers, Terminals or other hardware) provided by an Amadeus NMC to an EBOOKERS Location.

1.13          “Excessive Transactions” means as defined in Exhibit 4.

1.14          “Exhibit” means the attached Exhibits which are a part of this Agreement.

1.15          “Form” means as defined in Section 3.

1.16          “Interface” means the Amadeus API as described and as provided in Exhibit 1.

1.17          “Local Provider” means any hotel, local rental car company, railroad company, ferry company, tour operator or other supplier of travel-related office service, except an airline or international rental car company, which has its main business activity in the Amadeus NMC country and which contracts with the Amadeus NMC to market or distribute its services, products or information.

1.18          “Normal Business Hours” means those standard business hours during which an Amadeus NMC conducts its business activities. Normal Business Hours may vary depending on, and will be consistent with, the general practice recognized by the Amadeus NMC for its customer base generally in the applicable market.

1.19          “Normal Maintenance Hours” means those standard business hours that an Amadeus NMC provides maintenance services. Normal Maintenance Hours may vary depending on, and will be consistent with, the general practice recognized by the Amadeus NMC for its customer base generally in the applicable market.

1.20          “Online Net Segments” means Net Segments booked on an EBOOKERS Website by the indicated entity.

1.21          “PNR” means passenger name record.

1.22          “Prior Global Agreement” means the global agreement in place between the Parties dated December 2000, as amended

1.23          “Provider” means a System participating provider of travel-related, entertainment, financial or recreational services that makes its data available through the System.

1.24          “Segment” or “Net Segment” means an individual air, car or hotel reservation entry in the itinerary portion of a PNR processed in the System or another database provided by Amadeus or Amadeus NMC under a license agreement, which:

1.24.1     is documented in the AMADEUS System;

1.24.2     is billable to a Provider;

1.24.3     remains active and uncancelled 24 hours after scheduled departure, car pick-up or hotel check-in time.

A Segment does not include

1.24.4     unscheduled or charter operations;

1.24.5     open segments in the itinerary;

1.24.6     segment records containing invalid city pairs which do not match the city pairs provided by Providers

1.24.7     speculative, fraudulent or improper bookings

In accordance with EU Code of Conduct for CRS, the definition of net Segment includes the concept of “Ticketed Segment” which will apply for the air net Segments made in EU countries. For the purposes of this Agreement, Segment Incentives will be based on the number of Ticketed Segments made by EBOOKERS Locations in EU countries. The Parties will assume that the number of Ticketed Segments respond to the same number of net Segments, unless demonstrated otherwise. EBOOKERS will provide Amadeus with the number of Ticketed Segments made on an as needed basis.

1.25          “Software” means any Amadeus or third party proprietary software provided by an Amadeus NMC to an EBOOKERS Location.

1.26          “System” means the Amadeus global computer reservation system to which Amadeus provides access under this Agreement. “System” does not include any public Internet, electronic mail or a local computer reservation system to which Amadeus or an Amadeus NMC may provide access.

1.27          “Taxes” means any national, federal, state or local tax, surcharge, levy, duty or similar charge that is imposed on the sale, lease, transfer or use of any products or services made available to EBOOKERS or a EBOOKERS Location pursuant to this Agreement.

1.28          “Term” shall have the meaning given to it in Section 2.

1.29          “Terminal” means an active computer workstation from which a EBOOKERS Location can book Segments.

1.30          “Transaction” means a request to process data that is transmitted to the System or the applicable server. Multiple data elements transmitted to the System in a string are counted as one Transaction. Data elements transmitted via wizards, macros, robotics and similar means may result in multiple Transactions not apparent to the System user. See Exhibit 8 for the Transactions that will be counted under this Agreement.

1.31          “Travelbag Business” means the number of all air, car and hotel bookings booked by Travelbag and BridgetheWorld during Year 2003 which, when booked on the System, would be 1,165,372 annual Net Segments.

1.32          “Travelbag Offices” means those office IDs created by Amadeus on behalf of EBOOKERS for the purpose of allowing bookings to be made by customers through the Travelbag Website via Amadeus.

1.33          “Web-Site” means any internet web-site operated by EBOOKERS or its wholly owned subsidiaries (e.g., Travelbag) in the Current Markets.

1.34          “Year” means a twelve months period. There are three Years in this Agreement.

2.                         TERM

This Agreement shall be effective as of 1st January 2004 and shall continue in effect for a period of three Years until 31st of December 2006 (the “Term’).

3.                         CONTRACTING WITH EBOOKERS LOCATIONS

3.1                 The EBOOKERS Locations identified on Exhibit 2 will not need to sign a separate agreement with the local Amadeus NMC but, rather, both EBOOKERS and the Amadeus NMC will execute the form attached hereto as Exhibit 1 (the “Form”). The executed Form will constitute an agreement between the Amadeus NMC and EBOOKERS Location to the terms and conditions contained in this Agreement except to the extent the terms and conditions are expressly intended to apply solely to the Parties. The entities executing the Form may also agree to local terms and conditions necessary to cover any situations unique to that particular market (e.g., local legal requirements, third party vendor requirements) with said terms and conditions being documented as an amendment to the applicable Form or separate document.

3.2                 In the event that in the markets identified on Exhibit 2, an Amadeus NMC and a EBOOKERS Location are parties to an Amadeus NMC subscriber agreement entered into prior to the Effective Date, then upon execution of this Agreement the Parties will use their good faith efforts to terminate said subscriber agreement and cause said entities to execute the Form.

3.3                 The term of each arrangement entered into pursuant to the execution of the Form shall be coterminous with the Term.

3.4                 Amadeus NMCs will have the right to terminate the arrangement entered into pursuant to the Form in the event such EBOOKERS Location ceases to be a EBOOKERS Location.

4.                         INCENTIVES/COMMERCIAL TERMS.

In exchange for EBOOKERS and EBOOKERS Locations’ performances referenced in this Agreement, EBOOKERS will qualify for the incentives and other commercial terms identified on the attached Exhibit 3 (“Incentives”).

5.                         PRODUCTS AND SERVICES

5.1                 Generally. EBOOKERS Locations will be provided access to the System pursuant to the terms and conditions herein and may order the products and services reflected on the attached Exhibits. Other products and services may be offered from time to time by the Amadeus Group to EBOOKERS Locations at then current prevailing rates. EBOOKERS Locations will order all products and services directly from the Amadeus NMC’s.

5.2                 The System

A.                       System Access. The Amadeus NMC, upon execution of the Form and for its authorized market, grants the EBOOKERS Locations in its market the right to access the System solely in accordance with this Agreement. The EBOOKERS Location may access the System using EBOOKERS Equipment so long as such equipment (or software, as applicable) meets Amadeus’ or the applicable Amadeus NMCs specifications and standards.

B.                       Ownership/Use. The System is Amadeus(1) proprietary information and a trade secret. Amadeus shall transmit data to EBOOKERS Locations through the System and/or the Amadeus NMC System. EBOOKERS Locations agree to use the System and the AMADEUS NMC System data solely for:

(1) making travel reservations;

(2) providing travel information to EBOOKERS and/or EBOOKERS Locations’ customers;

(3) accounting and record keeping;

(4) other travel related services;

EBOOKERS and/or EBOOKERS Locations agree not to use these systems for:

(1)                    speculative booking;

(2)                    reservation of space in anticipation of demand;

(3)                    improper creation or modification of records;

(4)                    transmission of personal messages other than by an electronic mail system;

(5)                    disclosure of the System to persons other than EBOOKERS employees and/or EBOOKERS Locations (except for EBOOKERS customer employees who use the System to make reservations at a EBOOKERS implant;

(6)                    developing or publishing any reservation, ticketing, sales, cargo or tariff guide;

(7)                    accessing the System through third party products that are not expressly authorized by Amadeus. Such authorisation shall not be unreasonably refused.

(8)                    accessing third party products through the System which are not expressly authorized. Such authorization shall not be unreasonably refused.

C.                       System Operating Instructions/Site Preparation

(1)                   Operating Instructions. The EBOOKERS Location will utilise the System and the local Amadeus NMC System (as applicable) pursuant to Amadeus’ and/or the Amadeus NMC’s standard written instructions (as applicable and to the extent such instructions are provided), including instructions for establishing, operating and maintaining security links between EBOOKERS Locations. EBOOKERS will implement the activities necessary to follow such instructions as soon as reasonably possible.

(2)                   Site Preparation. The applicable EBOOKERS Location is solely responsible for any necessary site preparation, including all maintenance, cabling, utilities charges, and compliance with applicable building and electrical codes.

D.                       System Modifications. Amadeus or its licensors may, in its discretion modify, remove, discontinue, replace, substitute and/or upgrade or enhance the functions and components of, and data provided through, the System without any obligation to EBOOKERS or any EBOOKERS Location, provided however that in the event a System functionality modification is made that would materially and adversely affect EBOOKERS, then the Parties will meet and negotiate in good faith possible work-around solutions with the goal of avoiding such adverse affect. If such modification is made without such work-around solutions, then EBOOKERS may terminate this Agreement. The EBOOKERS Location will not modify or alter the System.

E.                         Interference with System Performance. If EBOOKERS Equipment degrades or interferes with System performance, or is an unauthorized modification thereto, EBOOKERS will pay then prevailing charges to diagnose and eliminate the degradation, interference or modification. All resulting downtime and costs will be EBOOKERS’ sole responsibility.

F.                         Suspension of Access. Amadeus may suspend System access for a particular EBOOKERS location without liability if:

(1)                    Amadeus reasonably believes that an abuse or misuse of the System is being caused, permitted or enabled by such particular EBOOKERS location or on such particular EBOOKERS location’s behalf; or

(2)                    Such particular EBOOKERS location attempts unauthorized modifications to the System; or

(3)                    Such particular EBOOKERS location’s access causes a degradation to the System or interference with use of the System by other users or customers, or causes a condition which may place Amadeus or the applicable Amadeus NMC in potential or actual breach of its agreements with other parties (e.g., in the event of robotic software causing an inordinate amount of Transactions to hit the System).

If System access is suspended pursuant to F.(1), F.(2) or F.(3) above, Amadeus or the applicable Amadeus NMC will notify the EBOOKERS location and EBOOKERS as soon as reasonably possible. The particular affected EBOOKERS location will have thirty (30) days to cure the degradation, interference or other problem. If the cure is not effected within said period, then this Agreement may be terminated as to such affected entity without liability to the EBOOKERS location or any other party.

5.3                 Software. If any EBOOKERS Location (the “Licensee”) orders Software, the following applies:

A.                       Software License. Amadeus or the applicable Amadeus NMC (“Licensor”), as applicable, grants the Licensee a nonexclusive, non-transferable license to use the object version of the Software solely for internal use during the Term. The Software is the Licensor’s or it’s licensors’ proprietary information and trade secret, whether or not any portion of the Software is or may be copyrighted or patented, and title thereto remains with the Licensor or its licensors. Certain Software provided by third parties may be subject to other agreements as a condition to use of such Software. The Licensee may:

(1)                    use one production copy of the Software for each license granted; and

(2)                    copy the Software into machine readable form solely for backup, and copy the user’s guide and related documentation, provided that all copies and partial copies shall include Licensor’s or its licensors’ copyright notices, as applicable.

Except as expressly provided in Section 5.3.A., the Licensee may not:

(3)                    copy, modify, merge, supplement, reverse engineer, reverse assemble, decompile or disassemble the Software; or

(4)                    distribute, publish, transfer, sublicense, or make the Software or documentation available to other organizations or persons other than Licensee’s employees.

(5)                    do any act inconsistent with applicable licenses covering the Software.

B.                       New Software Releases. Licensor may charge for new Software releases at a price no greater than the Licensor’s then current, standard rate. The Licensee will promptly install new Software releases that (i) Licensee requests or (ii) that are otherwise provided at no charge to the Licensee, unless Licensor instructs the Licensee that Licensor will perform the installation. The Licensee understands it may not be able to use new Software releases if it has made derivative programs or modifications to the Software or Equipment. Licensee is not required to pay additional charges for new Software provided after the Effective Date that Licensor requires the Licensee to use as a condition to having access to the System.

C.                        Software Installation:

(1)                   On Equipment. The applicable Amadeus NMC will install the Software on the Equipment and perform all related re-installation, replacement and repairs. Licensee may perform such installation upon receipt of instructions and authorization from the applicable Amadeus NMC. The initial installation of Software will be at no charge so long as (i) the installation is performed at the same time as the installation of the Terminal upon which the Software will reside, and (ii) such installation is made within one hour per Terminal upon which the Software will reside at the same Installation Address. There will be no charge for re-installation if the Software was not fully installed on the initial installation at no fault of Licensee. Otherwise, installation services will be performed at prevailing Amadeus NMC conditions and rates.

(2)                   On EBOOKERS Equipment. Licensee may not install Software on EBOOKERS Equipment absent the Amadeus NMC’s prior consent. Licensee is responsible for any such installation including all related fees and costs. Any installation by an Amadeus NMC will be at prevailing conditions and rates.

(3)                   Proper Configuration. Licensee will ensure proper configuration and functioning of the Equipment with the local area network before the Software is installed. Installation visits due to improper configuration will be at prevailing conditions and rates.

5.4                 Equipment. If an EBOOKERS Location orders Equipment, the following applies.

A.                      Installation. The Equipment will be installed by the applicable Amadeus NMC during Normal Business Hours at the Installation Addresses. The applicable EBOOKERS Location is responsible for and will follow the Amadeus NMC written instructions regarding, (1) all environmental, structural, electrical, cabling, data network connections or similar accommodations, necessary to the proper functioning of the Equipment, and (2) all related costs and expenses.

B.                        Relocation. Equipment may not be relocated without the applicable Amadeus NMC’s prior written consent.

C.                        Ownership/Title. The Equipment leased from the applicable Amadeus NMC or its contractor will remain the property of the applicable Amadeus NMC, or its contractor, and must be returned in good working condition as reasonably determined by the applicable Amadeus NMC, normal wear and tear excepted. The applicable EBOOKERS Location will not in any other manner dispose of the Equipment or any part thereof or suffer any lien or legal process to be incurred or levied on the Equipment without the applicable Amadeus NMC’s prior written permission.

D.                       Insurance. The EBOOKERS Location will take all commercially reasonable precautions to protect the Equipment installed at the Installation Site. At its own cost, the EBOOKERS Location will procure and maintain insurance insuring the Equipment against all such risks as are customarily insured in a standard all risk property insurance policy. Risk of loss for and damage to the Equipment will pass to the EBOOKERS Location upon completion of installation of the Equipment at the Installation Site. The applicable Amadeus NMC may request at any time proof of such insurance and/or other form of surety from the EBOOKERS Location.

5.5                 Online Booking Products. If any EBOOKERS Location orders Online Booking Products, the following applies:

A.                      System access will be provided via the Web Site through the Interface Application. The EBOOKERS Location is responsible for installation of necessary communications lines.

B.                        The EBOOKERS Location is solely responsible for all damages and liabilities arising from or relating to credit card fraud, abuse, or misuse by Users purchasing products and services over or through the Web Site. The EBOOKERS Location will Indemnify Amadeus for all damages, liabilities, and related costs, fees, and/or expenses suffered by any entity within the Amadeus Group as a result of such credit card fraud, abuse, or misuse.

C.                        Standard disclaimers and privacy policies will be provided by the EBOOKERS Location on the Web Site (“Web Site Disclaimers”) protecting the Amadeus Office, as approved by Amadeus or the applicable Amadeus NMC. At a minimum, the Web Site Disclaimers shall include language that “in no event is any provider of data or information on the Web-Site including, but not limited to, Amadeus Global Travel Distribution, S.A. and/or its subsidiaries, affiliates, suppliers and/or licensors, liable for any demand, claim, or damage, including direct, indirect, consequential, special or any other damage or economic loss, resulting from User access to, use of, and the purchase of any product or service over, the Web Site.” Web Site Disclaimers shall be prominently displayed on the Web Site and agreed to by a point and click process by Users at the time or prior to booking.

D.                       The EBOOKERS Location may be required to execute other applicable documentation pertaining to access and use of Online Booking Products as a condition to use of such products.

5.6                 Additional Products. EBOOKERS Locations may order Additional Products at any time. All Additional Products will be subject to this Agreement on the date an order is placed, and there will be no need to execute a new Exhibit or contract amendment. Additional Products other than Equipment may be cancelled by either Party or the EBOOKERS Location or Amadeus NMC upon thirty (30) days notice. The EBOOKERS Location is responsible for all supplies such as paper, ribbons, media for storage of its data, etc. The Parties will document as necessary the ordering, changes or deletions of any Amadeus product or service as may be required for accounting or tax purposes, including the current practice of reporting as referred to in Section 7.

5.7                 Maintenance. If any EBOOKERS Location orders Equipment or Software, and as otherwise stated, the following applies. With respect to System Maintenance, Amadeus will maintain the System 24 hours per day 7 days per week. Maintenance may include scheduled outages to perform such maintenance and as otherwise agreed by the Parties on Exhibit 6.

A.                      Maintenance Generally. The applicable Amadeus NMC will maintain Equipment and Software. The EBOOKERS Location will pay for services required outside of Normal Maintenance Hours, including overtime, and for repair resulting from: (1) disaster, accident or negligence (except to the extent such disaster, accident or negligence is caused by any entity within (or acting on behalf of) any entity within the Amadeus Group or its vendors), misuse or operator error; (2) failure or variation of electrical power; (3) failure to properly maintain the installation site, air conditioning or humidity control, air quality, and similar environmental conditions; (4) causes other than ordinary use including lightning, fire, severe weather, and other causes beyond the Amadeus NMC’s control; (5) maintenance, repairs, attachments, deletions, derivative programs or modifications to the Software or Equipment by anyone other than the Amadeus NMC or its authorized contractors; or (6) use of EBOOKERS Equipment that adversely affects Equipment. EBOOKERS Location will back up all data within its control which may be changed and or lost due to maintenance by the Amadeus NMC.

B.                        Unauthorized Maintenance. EBOOKERS Location will not permit maintenance, repairs, alterations or modifications of or to Equipment or

Software except by the applicable Amadeus NMC, absent the Amadeus NMC’s consent.

C.                        EBOOKERS Equipment. The Amadeus NMC is not obligated to maintain EBOOKERS Equipment. If EBOOKERS Equipment degrades or interferes with System performance, the EBOOKERS Location will be responsible for applicable standard charges for diagnosing and/or eliminating the degradation or interference. The applicable Amadeus NMC may change the hardware requirements necessary to operate Software or to access the System at its discretion and without obligation. In such case, the EBOOKERS Location will make the appropriate adjustments to its EBOOKERS Equipment. EBOOKERS Location may not connect EBOOKERS Equipment to the System without the applicable Amadeus NMC’s prior written consent.

D.                       Removal. Equipment may not be removed without the applicable Amadeus NMC’s prior consent. The EBOOKERS Location will follow the Amadeus NMC’s removal instructions and procedures. The Amadeus NMC will perform, and the EBOOKERS Location will-be responsible for then prevailing charges relating to, the re-installation of the Equipment if it is moved to a different, or within an, Installation Address.

E.                         Access to Premises. The Amadeus NMC may enter the premises of the EBOOKERS Location during Normal Business Hours, upon reasonable notice, to inspect, test, repair, maintain and/or (where permitted under this Agreement) remove the Equipment and/or Software, and such EBOOKERS Location will obtain authorization from its clients in possession of Equipment or Software for the Amadeus NMC to enter the clients’ premises for these purposes.

F.                         Scheduled Downtime. Amadeus or the applicable Amadeus NMC may schedule System, Equipment and Software downtime for maintenance of the System, Equipment or Software, without liability or obligation to EBOOKERS Location. Amadeus shall ensure that the occurrence and duration of any such periods of downtime shall be minimised.

G.                        Modifications. Amadeus or the applicable Amadeus NMC may modify, remove, discontinue, replace, substitute and/or upgrade or enhance the Equipment, Software, Communication Links, and any components, functions, operations, products and/or services, without liability or obligation to EBOOKERS Location, provided however that in the event of a modification that would materially and adversely affect EBOOKERS, the Parties will meet and negotiate in good faith possible work-around solutions with the goal of avoiding such adverse affect. If such modification is made without such work-around solutions, then EBOOKERS may terminate this Agreement.

5.8                 Training. Training on the System will be provided as per the attached Exhibits and will be performed at mutually agreeable dates at locations traditionally utilised by the Amadeus NMC for training purposes or such other location as the Amadeus NMC and the EBOOKERS Location may agree. The EBOOKERS Location is responsible for travel, lodging, meal, salaries and all other employee benefits, for its employees or agents in connection with such training. Charges still apply for the EBOOKERS Location’s cancellation of any scheduled training.

6.                         CHARGES FOR PRODUCTS AND SERVICES

6.1                 Generally. Charges for products and services provided to EBOOKERS Locations are stated in Exhibits 4 and 5 and, as stated, are exclusive of applicable Taxes which will be added. Charges for additional Products will be at Amadeus’ or the Amadeus NMC’s then prevailing rates. All charges will be in EURO, except as identified in Exhibit 5.

6.2                 Commencement of Charges.

A.                      Existing EBOOKERS Locations. Charges commence as of the Effective Date. Payment obligations under prior agreements between EBOOKERS and/or EBOOKERS Location and any entity within the Amadeus Group will continue notwithstanding this Agreement until such prior obligations are satisfied.

B.                        New EBOOKERS Locations. Charges begin on the first day of the month during which installation of the System, Equipment or Software at the first physical office of the EBOOKERS Location is completed. Full monthly Charges for products and services will apply regardless of the actual installation or de-installation date in a month (e.g., if a workstation is de-installed on the 22nd of the month the full monthly rate will still apply). If installation cannot be made due to EBOOKERS Location’s fault, then Charges shall begin on the first day of the month following the scheduled installation date.

6.4                 Payment of Charges. To the extent the Product Fund does not cover applicable Charges, the Amadeus NMC will invoice quarterly the EBOOKERS Locations for products and services ordered by them pursuant to the terms of this Agreement. Charges for Central Products will be invoiced by Amadeus. Charges are due within thirty (30) days after the date of receipt of an invoice. Payment will be EURO, unless otherwise stated in Exhibit 5. As further described on Exhibit 3, incentives earned by EBOOKERS based on Segment production by a particular EBOOKERS Location will be offset against Charges (not including Taxes or third party charges) for products and services ordered by said EBOOKERS Location.

Either Party, as well as EBOOKERS Locations and Amadeus NMCs, whichever applicable, have the right to (i) offset any amounts owed to the other, whichever applicable, against undisputed amounts, and (ii) the right to impose a late charge for any payments not received by the due date equal to interest at a rate of two (2) percentage points above the 3 month EUROLIBOR on the due date (Following payment date convention) or at such other rate as the Parties shall mutually agree in writing. Notwithstanding such effects, appropriate invoices, reflecting total amounts (i.e, not including the offset), will be issued.

In the event that there is a dispute in any invoice, then the affected parties shall meet to review the discrepancy and any payment amount that is under dispute may be withheld until the discrepancy is resolved. Each Party agrees to cooperate in providing all reasonably available supporting documentation which may be necessary to resolve the dispute and which may be disclosed without violating the rights of any third party, and Amadeus shall use commercially reasonable efforts to obtain such documentation from Amadeus NMCs for such purposes. Invoices not disputed within one hundred and twenty (120) days shall be deemed correct.

6.5                 Increase in Charges. Amadeus or the Amadeus NMC, as applicable, may increase charges by no more than 5% per annum and upon 30 days prior notice. Further charges may be adjusted upon 6 months prior notice to cover solely: (i) increases in the costs (i.e., no mark-up or profit margin) of products or services provided to Amadeus or the Amadeus NMC by third parties that are made available to EBOOKERS Locations under this Agreement, and (ii) reasonable costs necessary for Amadeus or the Amadeus NMC to comply with any industry regulation or law affecting the products and services provided under this Agreement. No amendment to this Agreement is necessary to reflect such increases, unless EBOOKERS so requests. Amadeus will provide supporting documentation to EBOOKERS as necessary to justify such increase, including granting EBOOKERS the right to an independent audit of Amadeus’ applicable records relating to such cost increases.

6.6                 Offsets. Amadeus may offset the payment of incentives with undisputed amounts that remain unpaid by any EBOOKERS Location after reasonable efforts by the applicable Amadeus NMC to collect such sums.

7.                         APPLICATION OF TAXES

If any of the payments or fees payable under this Agreement is subject to withholding taxes, the paying party shall withhold and pay over the required amounts to the appropriate tax authorities within the time provided by law and shall furnish to the other party within thirty (30) days thereof or as soon as practicable thereafter the official receipts of the tax authorities for the taxes involved.

Notwithstanding the above, the Parties, or the EBOOKERS Locations or AMADEUS NMCs, as applicable, shall add applicable VAT on Segment incentive payments. In such event, the applicable party shall have the right to disclose partial or totally, by giving previous notice to the other corresponding party, this Agreement to the relevant tax authorities in order to recover such VAT.

8.                         WARRANTIES/REMEDIES/LIMITATIONS

8.1                 Amadeus Warranties. Amadeus warrants:

A.                      Software Performance Warranty. Amadeus warrants that the functionality and performance of the Software substantially conforms to the published documentation.

B.                        Software Copyright/Patent Warranty. Amadeus warrants that the Software does not infringe upon any valid patent, copyright or any other intellectual property right.

C.                        Equipment Warranty. Amadeus warrants that the functionality and operability of the Equipment substantially conforms to the published documentation.

D.                       System Uptime Warranty. The System is generally available 24 hours per day, 7 days per week, excluding downtime/outages due to standard maintenance, third parties or other forces outside of Amadeus’ direct control.

8.2                 Remedies for Breach of Amadeus Warranties. The sole remedies for breaches of the above warranties are as follows:

A.                      Software Performance Warranty (Section 8.1.A). The sole remedy for a material breach of the warranty contained in Section 8.1.A is that if EBOOKERS or the applicable EBOOKERS Location notifies Amadeus or the Amadeus NMC, as applicable, in writing of a defect, Amadeus or the Amadeus NMC, as applicable, will use reasonable efforts to confirm it with EBOOKERS and the affected EBOOKERS Location, and then either correct or replace any defective Software, or cancel the Software and provide a prorated refund of any prepaid license fees. This warranty and remedy does not apply to Software that has been modified or supplemented by any EBOOKERS Location where such defect arises out of or relates to such modification or supplement.

B.                        Software Copyright/Patent Warranty (Section 8.1.B). The sole remedy for a material breach of the warranty contained in Section 8.1.B is that Amadeus will indemnify EBOOKERS and/or the applicable EBOOKERS Location in respect of any claim alleging that the Software infringes upon a valid patent or copyright. Amadeus will pay all settlement payments or damages finally awarded, plus all attorneys fees and related legal costs, provided EBOOKERS or the affected EBOOKERS Location gives Amadeus prompt written notice of such claim, reasonable information and assistance, and sole authority to defend or settle the claim. In defense or settlement, Amadeus may obtain for EBOOKERS or the affected EBOOKERS Location the right to continue using the Software, or Amadeus may replace or modify it (without substantially changing or reducing its functionality or performance) so that it becomes non-infringing. If Amadeus determines that such remedies are not reasonably available, Amadeus will give EBOOKERS or the affected EBOOKERS Location, as applicable, a prorated refund of any prepaid license fees upon return of the Software and documentation. This warranty and remedy does not apply if any alleged infringement concerns modifications or supplements to the Software not carried out or provided or authorised by a member of the Amadeus Office or the use or sale of Equipment or Software in combination with products not furnished and not permitted by the Amadeus Office, or EBOOKERS’s or the affected EBOOKERS Location’s failure to install other Software provided by Amadeus or the Amadeus NMC (if installation of other Software would have prevented the infringement).

C.                        Equipment Performance Warranty (Section 8.1.C). The sole remedy for a material breach of the warranty contained in Section 8.1.C is that if EBOOKERS or the applicable EBOOKERS Location notifies Amadeus or the Amadeus NMC, as applicable, in writing of a defect, Amadeus or the Amadeus NMC, as applicable, will correct or replace any defective Equipment or component with Equipment or components of substantially similar functionality and quality. This warranty and remedy does not apply to Equipment or components that have been modified or supplemented by any EBOOKERS Location without the written permission of a member of the Amadeus Group where such defect arises out of or relates to such modification or supplement.

D.                       System Uptime Warranty (Section 8.1.D). The sole remedies for a material breach of the warranty contained in Section 8.1.D is as stated in Exhibit 6.

8.3                 DISCLAIMER OF ALL OTHER WARRANTIES AND REMEDIES. EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 8.2, THE SYSTEM, AMADEUS NMC SYSTEM, INTERFACE, THE DATA LOADED ON AND DERIVED FROM THE SYSTEM, SYSTEM COMPONENTS, SOFTWARE AND EQUIPMENT AND ALL OTHER ITEMS PROVIDED TO EBOOKERS OR A EBOOKERS OFFICE ARE PROVIDED “AS IS AND WITH ALL FAULTS”. ALL OTHER WARRANTIES ARE HEREBY DISCLAIMED INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ACCURACY AND COMPLETENESS OF THE DATA DERIVED FROM THE SYSTEM, NON-INFRINGEMENT, OR ANY IMPLIED WARRANTIES ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE. THE REMEDIES STATED IN SECTION 8.2 ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF ANY WARRANTIES STATED IN SECTION 8.1.

8.4                  LIABILITY LIMITATIONS

A.                      Dishonored Reservations. If a Provider does not honor a reservation booked through the System due to over sale or lack of a record of the reservation, the sole remedy will be as set forth in the Provider’s tariff or the Provider’s applicable policies and procedures.

B.                        Limitation of Liability. EXCEPT FOR (A) ACCRUED SUMS OR CREDITS EXPRESSLY OWED UNDER THIS AGREEMENT BY EITHER PARTY TO THE OTHER, OR BY THE EBOOKERS LOCATIONS AND AMADEUS NMCs TO EACH OTHER; (B) INDEMNITY OBLIGATIONS AS PROVIDED IN SECTION 8.2.B, AND (C) DIRECT DAMAGES FOR BREACH OF SECTION 9, OR (d) DIRECT DAMAGES ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY WILL BE LIABLE TO THE OTHER AND NO EBOOKERS OFFICE OR AMADEUS NMC WILL BE LIABLE TO THE OTHER OR TO EITHER OF THE PARTIES, UNDER ANY THEORY OF LIABILITY OR ANY FORM OF ACTION FOR ANY OTHER DAMAGE INCLUDING LOSS OF PROFITS OR BUSINESS OR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT, CONSEQUENTIAL, INTEREST, REVENUE, SAVINGS OR ANY OTHER ECONOMIC LOSS, OR

THE COMPILATION, COMMUNICATION, DELIVERY OR LOSS OF USE OF ANY DATA, EVEN IF THE DEFAULTING PARTY HAD BEEN ADVISED OF, KNEW, OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF. TO THE EXTENT A JURISDICTION DOES NOT RECOGNIZE THE CONCEPT OF “GROSS” NEGLIGENCE AS STATED IN PART (D) OF THIS PARAGRAPH, THEN PART (D) SHALL BE LIMITED TO WILLFUL MISCONDUCT.

TO THE EXTENT THAT EITHER PARTY (INCLUDING ANY AMADEUS NMC OR EBOOKERS OFFICE) HAS ANY OTHER LIABILITY UNDER THIS AGREEMENT OR IN RELATION TO THIS AGREEMENT UNDER ANY THEORY OF LIABILITY, INCLUDING CONTRACT AND TORT, THEN EACH PARTY’S LIABILITY FOR DAMAGES TO THE OTHER HEREUNDER WILL BE LIMITED THOUSAND (***).

8.4                  Provider Data. It is the Provider’s responsibility to ensure that the data and Information supplied and stored in the systems provided hereunder is accurate and properly updated, and that neither Amadeus nor an Amadeus NMC has no responsibility or liability or obligation for the accuracy, content or reliability of such data or information, or EBOOKERS’s or any Website user’s access to or use of such data or information.

8.5                  Website Content/Credit Card Fraud. EBOOKERS is solely responsible for all content, correctness and maintenance of data entered by a Website user or EBOOKERS as a consequence of a booking (reservation). EBOOKERS is also liable for compliance of such data entered with all legal regulations. In case Amadeus determines that any data or information entered by a Website user or EBOOKERS violates any law or regulation or is incorrect, misleading or defamatory, then Amadeus shall require EBOOKERS in writing to remedy such data or information. If not remedied by EBOOKERS within a reasonable time as determined by Amadeus, then Amadeus may suspend or limit EBOOKERS and the Website user’s access to the System. EBOOKERS is solely responsible, as between Amadeus, the Amadeus NMCs and EBOOKERS or any Ebooker Location, for any credit card fraud or abuse occurring on or through the Website(s). EBOOKERS will indemnify Amadeus and its affiliates for any claims brought by a Website user arising our or relating to the use of a Website.

9.                         CONFIDENTIALITY

EBOOKERS Locations will not disclose any of the terms and conditions of this Agreement, including but not limited to pricing or incentive terms, to any third party without Amadeus’ written consent. Further, both Parties agree not to disclose the other Party’s or any EBOOKERS Location’s or Amadeus NMC’s Confidential Information without written consent. “Confidential Information” means information, not generally known in the relevant trade or industry, which was received by a Party (the “Receiving Party”) from the other Party or an Amadeus NMC or an EBOOKERS Location (the “Disclosing Party”), and which is information relating to: (1) trade secrets of the Disclosing Party or its customers; (2) existing or contemplated products, services, technology, designs, processes, formulae, computer systems, algorithms, research or developments of the Disclosing Party or its customers; or (3) business plans, sales or marketing methods, methods of doing business, customer lists or requirements, and supplier information of the Disclosing Party or its customers, “Confidential Information” does not include information (1) already known to the Receiving Party at the time of disclosure (unless under a pre-existing obligation of confidence); (2) that becomes publicly available (other than due to a breach by the Receiving Party); (3) is rightfully received by the Receiving Party from a third party without an obligation of confidentiality; (4) is independently developed by the Receiving Party without reference to the Disclosing Party’s Confidential information, or (5) relates to data generated through the System which is disclosed by Amadeus to or as required by third parties in the normal and customary course of Amadeus’ or the Amadeus Office’s business (for example MIDT data).

10.                  TERMINATION/EFFECT OF TERMINATION

10.1          Termination. In addition to any other termination rights expressly provided for in this Agreement, this Agreement may be terminated by either Party, or either party to the Form may withdraw from this Agreement and terminate their relationship, (i) for a material breach of any term of the Agreement by the other party, in the event that the other party fails to cure such breach within thirty (30) days after receipt of notice; or (ii) upon notice if the other party breaches Section 10 above and fails to cure all consequences arising from such breach within five (5) days notice of the breach; or (iii) as otherwise expressly provided in this Agreement; or (iv) as may be expressly and unconditionally provided under applicable EU or other governmental regulations, or (v) if the other party becomes insolvent, makes an assignment for the benefit of creditors, suffers the appointment of a receiver, a trustee, a creditors committee, or a petition in bankruptcy or seeks reorganization, or readjustment of its debts or its dissolution or liquidation or for any other relief under any bankruptcy or insolvency law, or has entered against it a judgement or decree for its dissolution which remains undismissed or undischarged or unbonded for a period of thirty (30) days, or if the cither party shall take any step leading to the cessation as a going concern, or ceases operations for reasons other than a strike. The termination of any relationship established pursuant to the Form that involves an entity that is not wholly owned or controlled by one of the Parties will not (i) result in any liability or obligation to the Parties or (ii) otherwise affect the terms and conditions of this Agreement.

10.2          Effect of Termination.

10.2.1              The Parties will promptly return all Confidential information to the Disclosing Party in the event of termination or expiration of this Agreement.

10.2.2              All Equipment, Software and related documentation will be returned to the appropriate Amadeus NMC. The applicable Amadeus NMC will coordinate with the EBOOKERS Location a pick-up date and time to pick up the Equipment. The EBOOKERS Location will be responsible for all standard de-installation charges and (i) the replacement cost of any

Equipment that is not returned and (ii) the repair cost or replacement cost, whichever is less, for Equipment that is returned in poor condition, reasonable wear and tear excepted.

10.2.3              Any incentives accrued prior to any such termination will be paid pursuant to Exhibit 3.

11.                  NOTICES

Notices and consents under this Agreement must be in writing, and will be deemed delivered: (1) five business days after being sent by first class mail to the address below (or identified on the form attached as Exhibit 1); or (2) two business days after being sent by way of a nationally recognized overnight delivery service to the address below (or identified on the form attached as Exhibit 1); or (3) immediately upon hand delivery, or (4) confirmed fax, in each case to the person identified below (or identified on the form attached as Exhibit 1).

To: Amadeus Global Travel Distribution, S.A.	To: EBOOKERS Legal Department	To: EBOOKERS

Salvador de Madariaga, 1 28027 Madrid Spain	25 Farringdon Street London EC4A 4AB. UK	25 Farringdon Street London EC4A 4AB UK

Attn: Travel Agency Partners	Attn: Legal Counsel	Attn. CEO

Tel. 34 91 582 01 00 Fax. 34 91 582 01 99

Either Party may give written notice to the other Party of such other address(es) to which notices shall be sent, and thereafter notices shall be sent to such new or additional addresses.

12.                  DISPUTE RESOLUTION

12.1                           Assignment of Claims. It is the Parties’ intent that all questions of liability as between (i) entities that are wholly owned by Amadeus and (ii) EBOOKERS Locations will be dealt with at the Parties’ level. Consequently, the Amadeus wholly owned Amadeus NMCs and the EBOOKERS Locations agree, upon their signature of the Form, that all claims and liabilities that they may have against one another, whether such claims arise out of warranty, contract, tort or otherwise, except solely as provided below, are assigned to the respective Parties’ and shall be brought, borne and defended exclusively by the respective Parties. In the event any Amadeus wholly owned Amadeus NMC brings any claim against a EBOOKERS Location, or vice versa, except as provided for in (i) and (ii) of this paragraph, then the party against whom such claim is brought will be entitled to immediate dismissal of such claim and reimbursement of any and all attorneys fees necessary to obtain such dismissal.

12.2          Notwithstanding the provisions of Section 12.1 above, the following disputes will be dealt with by the local Amadeus NMC and EBOOKERS Locations under local law and not by the Parties. Applicable local law, and the jurisdiction where such disputes shall be resolved, will be of and in the jurisdiction where the Amadeus NMC is headquartered:

(i)                        collection of unpaid invoices or refunds;

(ii)                     claims for personal injury or damage to personal property;

(iii)                  claims for return, or the replacement value, of any Equipment or Software

(iv)                 claims seeking to enforce any equitable rights, or relating to criminal liability

(v)                    claims that involve a either a EBOOKERS Office or Amadeus NMC that are not owned by the applicable Party

Any such dispute will be subject to all terms and conditions of this Agreement including, but not limited to, all limitations of liability and remedies stated herein, but will not be subject to Sections 12.3 and 13.5 and the nature of any claim and its proceedings will be entirely at the discretion of the entity bringing an action.

12.3          Arbitration. Any question concerning the existence, validity, or termination of this Agreement, and any other dispute arising out of or relating to this Agreement, that cannot be resolved by agreement between the Parties shall be finally settled by arbitration according to the ICC Rules and the following:

12.3.1                  The number of arbitrators shall be three. Each Party shall nominate one arbitrator for confirmation by the ICC. If a Party fails to nominate an arbitrator within the time period specified by the ICC Rules, the ICC Court of Arbitration shall appoint an arbitrator for that Party. The arbitrators nominated by (or on behalf of) the Parties shall, within 21 days after their confirmation by the ICC Court of Arbitration, agree on a third arbitrator who shall act as the chairman.

12.3.2                  The language of the arbitration shall be English.

12.3.3                  The decision of the arbitrators shall be final, conclusive and binding on the Parties. Any award rendered by the arbitrators may be enforced by any court or authority of competent jurisdiction.

12.3.4                  The place of the arbitration shall be Paris, France.

12.3.5                  Any monetary award shall be denominated in Euro.

12.3.6                  The arbitrators shall be bound to follow the terms and conditions of this Agreement including, but not limited to, all limitations of liability provided herein.

13.                  GENERAL PROVISIONS

13.1          Assignment. EBOOKER LOCATIONS shall not transfer or assign this Agreement, or any right or obligation hereunder, or any right to use the proprietary marks of Amadeus, without the prior written consent of Amadeus, in the event EBOOKERS merges with or is acquired or controlled by any person or entity not presently owning an interest in or having a controlling interest in the EBOOKERS, then AMADEUS may, at its sole option, upon 90 days prior written notice, terminate this Agreement without any obligation or liability to EBOOKERS. Notwithstanding the foregoing, EBOOKERS may assign this Agreement to its wholly owned subsidiary, its parent, or a wholly owned subsidiary of its parent except in the event any such entity is a direct competitor of Amadeus. In the event Amadeus is acquired or controlled by any person or entity not presently owning an interest in or having controlling interest in Amadeus, then EBOOKERS, at its sole option, may immediately terminate this Agreement without any obligation or liability to Amadeus, except for payment of any previously accrued Charges and fees.

Amadeus shall have the right to transfer or assign this Agreement, or any right or obligation hereunder to any of the entities forming part of the Amadeus Group or assign the performance of any right or obligation hereunder to any of its Amadeus NMCs subject to the potential assignee agreeing to be bound to the terms and conditions of this Agreement.

EBOOKERS shall have the right to transfer or assign this Agreement, or any right or obligation hereunder, to any of the entities owned or controlled or under common control with EBOOKERS subject to (i) such assignment not being to a direct competitor of any entity within the Amadeus Group, or to an entity owned in whole or in party, or controlled by, such a direct competitor, (ii) the assignee not being an existing customer of, or under negotiations with, any entity within the Amadeus Group or an Amadeus NMC, and (iii) the potential assignee agreeing to be bound to the terms and conditions of this Agreement. Prior to any such possible assignment, EBOOKERS will first notify Amadeus in order to confirm the conditions of this paragraph and to obtain consent to disclosure of this Agreement to the potential assignee.

13.2          Force Majeure. Neither Party shall be responsible for, nor be deemed to be in default under this Agreement on account of, any failure to perform or delay in performance hereunder caused directly or indirectly by any fact beyond such Party’s reasonable control including, but not limited to, acts of God, war, terrorism, embargo, strikes or other labour disputes, work stoppages, riots, civil unrest, fires or acts of government (“Force Majeure”). The Party claiming that Force Majeure has occurred shall without unnecessary delay notify the other Party in writing of the cause and effect of the Force Majeure. The Parties shall use their best efforts to avoid, overcome and offset the effects of any cause or potential cause of an event of Force Majeure. The Party claiming Force Majeure shall notify the other Party immediately of the cessation of the Force Majeure. Upon cessation of the cause of the Force Majeure, this Agreement shall again become fully operative.

13.3          Export. The EBOOKERS Locations may not export the System, Equipment or Software.

13.4          IP/Tradenames/Trademarks. The owner of all patent, trademark, copyright and any other intellectual property right will continue to be the owner of such property rights. No right to such property is granted by one Party to the other or to any EBOOKERS Location or Amadeus NMC by virtue of this Agreement. Neither the Parties nor the signatories to the Form will use one another’s tradename or trademarks without prior written consent of the owner. Amadeus will own all development provided or funded by Amadeus or its contractors except solely as otherwise agreed in writing.

13.5          Governing Law. This Agreement is governed by and construed in accordance with the laws of Spain, exclusive of conflicts of law principles.

13.6          Change in Law/Industry. In the event there is a material change (A) affecting Amadeus in (a) any law or regulation governing or applying to CRS’s or Providers, or (b) net revenues received by Amadeus from particular Providers after the Effective Date of this Agreement, any of which have or will have a direct or indirect material adverse effect upon the benefits of this Agreement to Amadeus, or (B) affecting EBOOKERS where Amadeus materially diminishes the functionality of the System from the functionality existing as of the Effective Date, then the affected Party may notify the other Party of proposed changes to this Agreement (the “Notice”). The Parties will then meet as appropriate with the goal of addressing the proposed changes in good faith. If the Parties do not agree to such changes within sixty (60) days after the date of the Notice, then the affected Party (and the respective Amadeus NMCs or EBOOKERS Locations, as applicable,) may terminate this Agreement upon ninety (90) days written prior notice to the other Party. Except for EBOOKERS Locations obligation to pay any and all Charges incurred through the date of termination, each Party will be relieved of any future obligations under this Agreement as of the effective date of such cancellation. Each Party will bear its own costs and expenses Incurred as a result of said termination.

13.7          Changes In Internet-Related Laws. The Parties to this Agreement recognize that issues of legal liability and responsibility for Internet-related transactions are changing rapidly. The Parties intend to retain their relative responsibilities and rights regardless of changes in underlying statutory or case law. The Parties agree to negotiate in good faith any amendments to the Agreement necessary to maintain the relationship between them as may be required by statutory or case law changes.

13.8          Segment and Transaction Counts

The automated records that Amadeus relies upon for Segment and Transaction data shall prevail in any dispute about Segment or Transaction counts. Upon reasonable notice, EBOOKERS may conduct an independent audit of Amadeus’ records supporting such counts. Such audit may be performed once per year and must be performed within 1 calendar year of the end of the applicable period.

13.9          Waiver. No waiver of any provision or of any breach of this Agreement shall constitute a waiver of any other provision or of any subsequent breach.

13.10   Independence. In no event shall either Party, or any party to the Form, act as an agent of the other. The Parties, and the parties to the Form, are entirely independent from the other and this Agreement in no manner creates a partnership, joint venture or similar relationship.

13.11   Entire Agreement / Modification. This Agreement constitutes the entire agreement between the Parties (and the parties to the Form) with respect to this subject matter and supersedes ‘and cancels all prior agreements or understandings, oral or written, including any different, conflicting or additional terms which appear on any purchase order or form EBOOKERS submits. This Agreement may not be modified or amended except in writing, signed by authorized representatives of each Party.

13.12   Third Party Beneficiary. This Agreement is for the benefit of the Parties and those entities which have executed the Form. It does not confer any rights or benefits on any other party.

13.13   Severability. If any provision of this Agreement shall be invalid, illegal, or unenforceable in any respect, it shall be ineffective only to the extent of such invalidity, illegality or unenforceability and shall not in any way affect or impair the validity, legality and enforceability of the balance of such provision or any other provision of this Agreement. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision(s) or such portion thereof with such valid, legal and enforceable provision(s) the economic effect or which is as close as possible to that of the invalid, illegal or unenforceable provision(s).

13.14   Captions. The captions appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of any provision of this Agreement.

13.15   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

IN WITNESS THEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

Amadeus Global Travel Distribution,	EBOOKERS PLC.

S.A.

Name:	Gillian Gibson	Name:	Dinesh Dhamija

Title:	Director	Title:

Date:	2 April 2004	Date:	6th April '04

/s/ Gillian Gibson	/s/ Dinesh Dhamija
Signature	Signature

[SEAL]

Exhibit 1

The undersigned entities represent that they are, respectively, an EBOOKERS Location and (B) an Amadeus NMC, as those terms are defined in the Global Agreement between Amadeus Global Travel Distribution, S.A. and EBOOKERS PLC., effective January 1, 2004.

The undersigned are executing this document pursuant to Sections 3 of the Global Agreement and agree to be bound by all terms and conditions in the Global Agreement as of the execution of this document, except to the extent such terms and conditions are expressly stated to apply solely to the Parties. The undersigned understand that terms and conditions relating to other markets or exclusively between the Parties, may be confidential to other EBOOKERS Locations or Amadeus NMCs, or the Parties, respectively, and therefore not provided to the undersigned.

Agreed and Accepted:

[Name of Amadeus NMC]	[Name of EBOOKERS Location]

Signature:	Signature:

Name:	Name:

Title:	Title:

Date of signing:	Date of signing:

Any notice shall be sent to:

For Amadeus NMC:	For EBOOKERS Location:

Attn:	Attn:

[SEAL]

Exhibit 2

Current EBOOKERS Locations

As of the Effective Date, this Agreement applies to the following EBOOKERS Locations.

COUNTRY	OFFICE ID	Access Type	BRAND
Belgium	BRUEB38AA	API	EBOOKERS
Netherlands	AMSEB38EB	API	EBOOKERS
	AMSN2210C	Physical Location	NOVA/EBOOKERS
	AMSN2210D	Physical Location	NOVA/EBOOKERS
	AMSN2210E	Physical Location	NOVA/EBOOKERS
	AMSN22312	Physical Location	NOVA/EBOOKERS
	AMSN22313	Physical Location ,	NOVA/EBOOKERS
	AMSN22337	Physical Location	NOVA/EBOOKERS
	UTCN22100	Physical Location	NOVA/EBOOKERS
Germany	BNJEB313A	Physical Location	EBOOKERS
	BNJEB38AQ	API	EBOOKERS
Ireland	DUBEB38AA	API	EBOOKERS
	DUBU12103		E-BOOKERS
	DUBU3100		E -BOOKERS IRB
	DUBU12444		FLIGHTBOOKERS DUBLIN 1
	DUBEB3100		EBOOKERS IRB
	DUBEB3101		EBOOKERS
	DUBU12103		E -BOOKERS
Switzerland	GVAEB3101	Physical Location	EBOOKERS
	GVAEB38AA	API	EBOOKERS
Finland	HELEB3195	Physical Location	EBOOKERS/LOYD TRAVEL
	HELEB3129		EBOOKERS
	HELEB38AA	API	EBOOKERS
Austria	LNZEB38AA	API	EBOOKERS
UK	LONEB3101	API	EBOOKERS
	LONEB3104	API	BRIDGE THE WORLD
	LONEB3105	API	TRAVELBAG
	LGWU12100	FLIGHTBOOKERS - GATWICK	Flightbookers
	LONEB310A	INTERLINE BOOKERS	Interline Bookers
	LONU1214K	EBOOKERS C/O FLIGHTBOOKERS	Ebookers
	LONU1215P	FLIGHTBOOKERS E-BOOKERS	Ebookers
	LONU1218L	INTERLINEBOOKERS	Interlinebookers
	LONU12443	FLIGHTBOOKERS - LONDON	Flightbookers
Spain	MADEB326C	Physical Location	Viajes Ebookers
	MADI1323C	Physical Location	Dimensiones

	MADEB38AA	API	Ebookers
Norway	OSLEB3182	Physical Location
	OSLEB3188	Physical Location	EBOOKERS_
	OSLEB3193	Physical Location	EBOOKERS
	OSLEB38AA	API
France	PAREB31EB	Physical Location	Ebookers
	PAREB32EB	API	Ebookers
	PAREB37EB	API	Ebookers
	PAREB38AA	API	Ebookers
Sweden	STOS12162	Physical Location	STT Airways
	STOS12319	Physical Location	STT Airways
	STOS12498	Physical Location	Mr Jet
	STOS12368	Physical Location	Blljetakuten

Exhibit 3

Incentives

I.  Segment Incentives

A.                      Travelbag

1.                          Contribution to GDS contract termination penalty

Amadeus will pay EBOOKERS up to (***) (“Contribution”) for the migration of 100% of the current air, car and hotel net segment booking business of Travelbag (www.travelbag.com) to the System, with said migration commencing no later than 1st May 2004 and being complete by 30th June 2004 (“Migration Target”). EBOOKERS has Informed Amadeus that it may be responsible for an early termination sum owed to Travelbag’s current GDS (“Termination Payment”).’ The actual Contribution payable to EBOOKERS will be capped at (***) and will depend on the Termination Payment (if any) to Travelbag’s current GDS. EBOOKERS will provide Amadeus with (i) the documentation necessary to demonstrate payment of the Termination Payment, and (ii) the appropriate invoice. Amadeus will pay the Contribution within thirty (30) days of the invoice.

If (i) EBOOKERS terminates the Agreement prior to the end of the third year after complete migration of the Travelbag business or (ii) fails to migrate all of the Travelbag business, then EBOOKERS will repay the Contribution to Amadeus plus interest at the rate of two (2) percentage points above the 3 month EUROLIBOR from the date the Contribution was paid.

If EBOOKERS (i) terminates the Agreement prior to the end of the Term after complete migration of the Travelbag business, or the Agreement expires and (ii) has not achieved (***) million Net Segments (“Agreement Target”) as of the date of such termination, or expiration, then EBOOKERS will repay to Amadeus a portion of the Contribution. The repayment will be equal to the Contribution multiplied by the percentage of the Agreement Target not achieved, plus interest at the rate of two (2) percentage points above the 3 month EUROLIBOR from the date the Contribution was paid.

If EBOOKERS and the travel industry as a whole is affected by a major event (e.g., September 11th) that suddenly and dramatically affects EBOOKERS ability to reach the Net Segment Targets, then Amadeus will temporarily waive the annual targets and EBOOKERS will agree to extend the Agreement term accordingly.

2.                          Incremental Online Net Segment Bonus

On a calander year basis so long as incremental growth of bookings through EBOOKERS online, Flightbookers and Travelbag offices is at least 5% over

(***) Net Segments (the “Base Year Total Segments”), Amadeus will pay to EBOOKERS the amounts Indicated in the table immediately below for the Travelbag incremental online Net Segments (“Travelbag Incremental Online Segments”) above (***) online Net Segments (“Base Year Online Segments”) booked on Travelbag’s Web Site (“Incremental Online Net Segment Bonus.”)

The Incremental Online Net Segment Bonus will be paid at the commencement of each Year of this Agreement. Amadeus will pay (***) GBP upon signature of the Agreement as an estimate of the Incremental Online Net Segment Bonus that will be earned in Year 1. A reconcilliation will be made at the end of each Year to determine the actual bonus amounts achieved. Appropriate invoices will be sent to the proper Party to the extent there is a credit or debit due. The amount of the Online Net Segment Bonus each Year will be:

Increase in Incremental Segments over Base Year Total Segments	Incremental Bonus
Under 5%	(***)
5% or over	(***)
10% or over	(***)
15% or over	(***)

Example (based on hypothetical 1.0 million Base Year Total Segments):

If total Ebookers (Online, Flightbookers and Travelbag) Net Segments increases over the Base Year Total Segments by 10% from (***) (of which (***) Net Segments are Travelbag online) to (***) (of which (***) are Travelbag online) then Ebookers will recieve:

(***)

B.  Segment Incentives Generally

1.                         Reporting (monthly): Amadeus will send to EBOOKERS no later than the 25th of each month a report detailing the Net Segments produced by eligible office IDs and the incentives payable to EBOOKERS. The report will also contain any charges (as detailed in Exhibit 4) owed by EBOOKERS to Amadeus and any other information pertaining to money flows between the Parties.

2.                         Invoicing (quarterly): EBOOKERS shall invoice Amadeus the amount detailed in the report, once per quarter and Amadeus shall settle the invoice at the next possible payment date.

For the avoidance of doubt Amadeus makes payments twice monthly on approximately the 5th and the 20th of the month. Invoices must be received by Amadeus 15 working days before payment date (15th and 30th respectively). Amadeus will pay invoices within 30 days of receipt.

3.                         Calculation: Amadeus will pay EBOOKERS an incentive for Net Segments booked by EBOOKERS Offices. The Segment Incentive will be payable from Net Segment number one each Year. The amount of the Segment Incentive is as follows:

Segment Incentive per Net Segment (ticketed) per Year

From	To	EURO	GBP
0	800,000	(***)	(***)
0	1,500,000	(***)	(***)
0	2,000,000	(***)	(***)
0	2,400,000	(***)	(***)
0	2,800,000	(***)	(***)
0	3,100,000	(***)	(***)
0	3,400,000	(***)	(***)
0	3,800,000	(***)	(***)
over	3,800,000	(***)	(***)

During the term of the Agreement, the Segment Incentive will be paid at the above fixed GBP rate for those Net Segments made in the UK and at the EURO rate for all other Net Segments.

The Segment Incentive will be paid quarterly.

AMADEUS will pay the Segment Incentive from January 1st 2004. The incentive payable in each quarter will be calculated by annualising the Net Segments produced in the Year to date and applying the corresponding incentive level from the table above.

Example:

In Q1 of Year 1 EBOOKERS produces (***) Net Segments (annualised = (***)) then EBOOKERS will receive an incentive of (***) per Net Segment in the quarter. In Q2 of Year 1 EBOOKERS produces (***) Net Segments making a Year to Date production of (***) (annualised = (***)), then EBOOKERS will receive (***) per Net Segment for the bookings in Quarter 2. At the end of the year a reconciliation will be calculated and any correction applied so that in the full year the amount per Net Segment paid will be that set out in the table above.

C.                      Qualifications to Segment Incentive

1.                         New Inventory. For Service Provider inventory that is not in the Amadeus System as of the Effective Date (e.g., web-fares, Ryan Air) no Segment

Incentive will apply until the Parties negotiate in good faith the propriety of a Segment Incentive for Net Segment bookings on such Service Providers.

2.                         (***) Low Fare Content. For (***) class bookings on (***) where point of sale is the UK and destination is domestic UK or intra-European, EBOOKERS agrees to pay (***) per Net Segment to Amadeus. This payment will be eliminated in the event (***) terminates its charge for access.

D.                      Incentives on cruise bookings

Amadeus will pay the following incentives on cruise bookings. A “cruise booking” is a booking of a cabin regardless of the number of passengers in that cabin. The following amounts are paid from cruise booking number one in the applicable Year.

Annual Bookings From	To	Incentive Amount (EUR)
0	5,000	(***)
0	15,000	(***)
0	20,000	(***)
0	30,000	(***)
Over	50,000	(***)

II.                        Volume Bonus

Upon reaching the following cumulative Net Segment Targets, Amadeus will pay EBOOKERS the corresponding bonus (“Volume Bonus”).

Accumulated Net Segment Target from 1st January 2004	Incremental Bonus Amount	Total accumulated Bonus
0.5 mio	(***)	(***)
3.5 mio	(***)	(***)
7.0 mio	(***)	(***)
10.5 mio	(***)	(***)

For the avoidance of doubt the Accumulated Net Segment count will be for all EBOOKERS Locations online and offline Net Segments.

Example:

EBOOKERS achieves (***) Net Segments. Amadeus pays (***). EBOOKERS then produces another (***) Net Segments, for an accumulated Net

Segment production of (***) Net Segments. At this point Amadeus would pay EBOOKERS an incremental (***).

III.                    Product Fund

Amadeus will provide a (***) million Euro soft fund (“Product Fund”) for the Years and in the increments per Year set forth below

Year	Product (Euro)	Fund
Year 1	(***)
Year 2	(***)
Year 3	(***)

The Product Fund is made available subject to the condition that EBOOKERS achieve the Net Segment Targets identified below per Year for the first three years of the Agreement:

Year	Net Segment Target
2004	(***)
2005	(***)
2006	(***)

If the above targets are not met for any Year, then the amount of the Product Fund available for such Year will be a pro-rata amount based upon the percentage of the Net Segment Target achieved for such Year.

To qualify for payment from the Product Fund, all requests for application must be made by EBOOKERS central office in London to the Amadeus global account manager. Amadeus will not approve application of the Product Fund to any charges unless this process is followed.

The Product Fund may be utilized for:

a)   Charges for products and services provided to EBOOKERS by local Amadeus NMCs.

b)   Charges for Amadeus development of Amadeus products requested by EBOOKERS.

c)   Charges for products and services provided by Amadeus Locations.

Charges that are not set off by the Product Fund amounts will be paid accordingly.

Charges that may be offset with the Product Fund do not include (i) products and services provided by third party’s to AMADEUS or the AMADEUS NMC where AMADEUS or the AMADEUS NMC is obligated to pay charges to said third party for such products and/or services, or (ii) applicable taxes or similar payments (e.g., VAT).

At no time will the Product Fund be paid in cash. Starting Year 2, earned Product Fund may be carried over to subsequent Years if not utilized in the Year provided. If the Agreement is terminated prior to the end of a Year, the Product Fund available that Year will be a pro-rata amount of the above increment based on the percentage of the Year that the Agreement was in effect.

A.                      Liabilities incurred in 2003.

Through December 31, 2003, EBOOKERS shall not be held liable for product costs accrued after the development fund, provided under the 2000 agreement, was exhausted. Charges accruing from 1st January 2004 will be set against the new Product Fund Indicated above.

EXHIBIT 4
Central Products

I.         Transaction Charges

Amadeus divides Transactions into 2 types:

1.                         Central System Transactions (Availability, Fares etc…)

2.                         Low Fare Search Transactions (Master Pricer, Value Pricer)

In order to help avoid excessive hits to the System, there are charges for Transactions above a given threshold of Transactions per Net Segment.

The following thresholds and charges will apply for each type of Transaction.

	Central System Transactions	Value Pricer	Master Pricer
Threshold (Transactions per Net Segment)	(***)	Phase 1* = (***) Phase 2* = (***) Phase 3* = (***)	(***)
Charge per Transaction over Threshold	(***)	(***)	(***)

* Phase 1 = Effective Date plus 6 months

 Phase 2 = 6 months after Effective Date to end of Year 1

 Phase 3 = Remainder of Agreement

II.        Communications Network

Amadeus will provide to EBOOKERS, in so far as technically possible a single interconnection for all EBOOKERS Offices offices via EBOOKERS own Wide Area Network. EBOOKERS agrees that these charges shall be debited from the available Product Fund

The charges for the interconnection are as follows:

Service	Price
256 K LON - ERD	(***)
Interconnection BT MPLS with ERD	(***)
Installation and Support	(***)

The above charges will be chargeable to the Product Fund.

EXHIBIT 5
Local Products and Services

Non exhaustive list of main products by country

Benelux — once only charges

Service or Product	Definition	Price in €
Agent Interface/Office Installation	Installation	(***)
	De-Installation	(***)
Network	Installation	(***)
	De-Installation	(***)
Network/Communication TCP/IP	De-installation	(***)
Ticketing Hardware	Installation	(***)
	De-installation	(***)
Workstation/Gateway	Installation	(***)
Workstation/Gateway	De-Installation	(***)
Document printer	Installation	(***)
	De-installation	(***)
Special Services	Charge per man-hour	(***)

Benelux — once only charges

Service or Product	Definition	Price per month in €
Agent Interface	Vista	(***)
	Pro- Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)

Comunications/Network	16 KBPS IP	(***)
	32 KBPS IP	(***)
	64 KBPS IP	(***)
	128 KBPS IP	(***)
	256 KBPS IP	(***)

Ticketing Hardware	ATB 517	(***)
	ATB 557	(***)
	100 coupon bin	(***)
	300 coupon bin	(***)
	500 Coupon bin	(***)
	1000 Coupon bin	(***)

Other	Document Printer HP 4300 TN	(***)
	Document Printer HP 200D	(***)
	Gateway/Server (IP)	(***)
	Workstation	(***)
	15 “CRT	(***)
	15” TFT	(***)
	Modem/Router	(***)

Finland — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation (256K - 5I2K)	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-installation	(***)

Special Services	Charge per man-hour	(***)
	Charge per man-day	(***)

Finland — Monthly charge

Service or Product	Definition	Price per month in €
Agent Interface (per PC)	Vista
Pro- Vista
Pro-Web
	Pro-Tempo	(***)
	Amadeus Access	(***)

Comunications/Network	16 KBPS IP
32 KBPS IP
64 KBPS IP
128 KBPS IP
	256 KBPS IP	(***)

Ticketing Hardware	ATB 517
ATB 557
	ATB Genicom 2000 (until Jun. 2004)	(***)
	ATB Genicom 2000 (from Jun. 2004)	(***)

Other	Document Printer
SMS text messaging	Amanda SMS (monthly)	(***)
	Amanda SMS (per message)	(***)

Germany — Monthly charges

Service or Product	Definition	Price in €
Agent Interface	Amadeus Vista Leisure Pack	(***)
	Amadeus Vista Professional Pack	(***)
	Amadeus Vista Classic Pack	(***)
	Amadeus Vista Start Pack	(***)

Additional Products	Amadeus Destino	(***)
	Amadeus Cash	(***)
	Amadeus +QC	(***)
	Speed Mode & Smart Keys	(***)
	Package +QC, Speed Mode, Smart Keys	(***)

Comunications/Network(1)		(***)
Hardware		(***)

Services
Training (standard)	E-guide	(***)
	Web-Based Training	(***)
	Computer-Based Training	(***)
	Live-Training in Bad Homburg	(***)
	Book on demand	(***)

Training (customized)	at customers premises at AMADEUS in Bad Homburg	(***)
Helpdesk	Standard Serviceline 01803-003500	(***)
Helpdesk	Paylines Professional Line 0900 –	(***)
Helpdesk2	Servicefee Professional Line 01803	(***)

Special Products	Sales steering function (within Destino)	(***)
	Transaction Fee Administrator	(***)
	Policy Arranger	(***)
	Profile Exporter	(***)
	Amadeus Access Solution	(***)
Data deliveries
IP real time data delivery (ex PC Online interface)	AIR, max. 5 MB TIR, max. 5 MB	(***)

(1) Offers on request from Amadeus Germany

(2) Customized offers on request

	SIR, max. 5 MB	(***)
	AIR + TIR	(***)
	Complete package	(***)
	> 5 MB / per MB	(***)
IP server data download (offline, ex FTS)	max. 10 MB	(***)
> 10 MB / per MB

E-Travel Products	Internet Booking Engines
	Aergo	(***)
SAP TM
Vista Printer Terminal	STP / STDO	(***)
Volume based transactions
	Value Pricer	(***)
Transaction Fee Manager
	>3500 line items	(***)
751 – 3499 line items
51 – 750 line items
0 – 50 line items

	PCS Office (3)	(***)
	Fax, 1st page, day, Logo 4cm	(***)
	Fax, night, Logo 4cm	(***)
	Fax, following page, Logo 4cm	(***)
	Email	(***)
	SMS schedule change info	(***)
SMS status confirmation

	Amadeus Cash	(***)
	Offline debit advice procedure – ELV	(***)
	online debit advice procedure – OLV	(***)
	Payment Warrantee	(***)

	INFO Database	(***)
	>5000 pages	(***)
	1001 – 4999 pages	(***)
	201 – 1000 pages	(***)
0 – 200 line pages
Special Terminals
Schools	Public schools	(***)
	Private schools	(***)
Trade fair terminals	One time fee for 2 months max.
	Starter Pack	(***)
	Leisure Pack	(***)
Back office terminals	Starter Pack	(***)
Event ticket terminal	Leisure Pack with KART	(***)
Provider terminals	Starter Pack	(***)

(3) Other formats on request KD/KDP

Germany — Once only

Service Fees
	System consulting per hour Re-activation after cut-off Agency splitting Agency merge or acquisition Hot request Agency number change	(***)
	Invoice reprint Retroactive order change Office move Move of individual hardware components Amadeus office ID change PCS Office: customizing / changes per template	(***)
	Reminder	(***)
Data porting	PNR & Customer Profile Transfer PNR Transfer Customer Profile Transfer Customer Profile Copy Customer Profile Deletion PNR & Customer Profile Migration PNR Migration Customer Profile Migration	(***)

BEVE- and DBR log data
TOMA access with/without SFS data
TV data in targeted agency
KD/KDP data transfer in targeted
agency
KD/KDP deletion of agency of origin
KD/KDP online data copy (ASCII file)
KD/KDP data re-entry
Data set description
Consultancy IP online data delivery

(***)
Comunications/Network(4)		(***)
Hardware		(***)

(4) offer from Amadeus Germany on request

Norway — Once only charge

Service or Product	Definition	Price
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation	(***)
	Change	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-Installation	(***)

Special Services	Consultant per man-hour	(***)
	Project Manager per man-hour	(***)
	Specialist per man-hour	(***)

Norway — Monthly charges

Service or Product	Definition	Price
Agent Interface	Vista	(***)
	Pro- Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)

Comunications/Network	16 KBPS IP	(***)
	32 KBPS IP	(***)
	64 KBPS IP	(***)
	128 KBPS IP	(***)
	256 KBPS IP	(***)

Ticketing Hardware	ATB 517	(***)
	ATB 557	(***)
	ATB 2000	(***)
	100 coupon bin	(***)
	300 coupon bin	(***)
	500 Coupon bin	(***)
	1000 Coupon bin	(***)

Other	Document Printer	(***)

Sweden — Once only

Service or Product	Definition	Price (Kroner)
Agent Interface	Installation
De-Installation

Network	Installation	(***)
De-Installation

Ticketing Hardware	Installation	(***)
	De-installation	(***)

Special Services	Charge per man-hour	(***)

Sweden — Monthly charge

Service or Product	Definition	Price (Kroner)
Agent Interface	Vista	(***)
Pro-Vista
Pro-Web
	Pro-Tempo	(***)

Comunications/Network	16 KBPS IP	(***)
	32 KBPS IP	(***)
	64 KBPS IP	(***)
	128 KBPS IP	(***)

Ticketing Hardware	ATB 517 -Not used on our market. Today Texas 2000 and in 6mnth Unimark.	(***)
ATB 557
100 coupon bin
300 coupon bin
500 Coupon bin
1000 Coupon bin

Other	Document Printer	(***)

Spain — Once Only Charges

Service or Product	Definition	Price in €
Agency Interface	Vista installation (Per PC)	(***)
	Pro Tempo installation/Update	(***)

Base Configuration	PC, ADSL, ISDN backup	(***)
	Above with 64 K Frame Relay	(***)
	Above with 128 K Frame Relay	(***)
	Above with Frame Relay	(***)
	Additional PC (Savia or Agency owned)	(***)
	Deinstall PC, ATB or Printer	(***)
	Reinstall Software	(***)

Ticketing Hardware	ATB 517/557	(***)
De-installation

Special Services	Charge per call-out (to be added to all the above)	(***)

Spain — Monthly charges

Service or Product	Definition	Price per month in €
Agent Interface (per office ID)	Vista (l PC)	(***)
	Vista (up to 3 PCs)	(***)
	Vista (up to 6 PCs)	(***)
	Vista (over 7 PCs)	(***)
	Pro Tempo	(***)

Base Configuration	Savia PC, ADSL	(***)
	With upgrade to 64K Frame Relay	(***)
	With upgrade to 128K Frame Relay	(***)
	With Upgrade to 256K Frame Relay	(***)
	Additional Savia PC	(***)
	Additional Agency PC	(***)
	Additional ATB 517 (1st Printer)	(***)
	Additional ATB 517 (additional Printer)	(***)
	Additional ATB 557 (1st Printer)	(***)
	Additional ATB 557 (additional Printer)	(***)
	ISDN back-up	(***)

Switzerland — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-installation	(***)

Special Services	Charge per man-hour	(***)
	Office move	(***)

Switzerland — Monthly Charges

Service or Product	Definition	Price
Agent Interface	Vista	(***)
	Pro- Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)

Communications/Network	16 KBPS IP	(***)
	32 KBPS IP	(***)
	64 KBPS IP	(***)
	128 KBPS IP	(***)

Ticketing Hardware	ATB 517	(***)
	ATB 557	(***)
	100 coupon bin	(***)
	300 coupon bin	(***)
	500 Coupon bin	(***)
	1000 Coupon bin	(***)

Other	Document Printer	(***)

France — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation (64K Frame Relay)	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-installation	(***)
	300 coupon bin installation	(***)
	300 coupon bin per unit	(***)

Special Services	Charge per visit	(***)
	Office move	(***)

France — Monthly Charges

Service or Product	Definition	Price
Agent Interface	Vista per CRT (including ticketing)	(***)
	Pro-Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)

Communications/Network	16 KBPS IP	(***)
	32 KBPS IP	(***)
	64 KBPS IP	(***)
	128 KBPS IP	(***)

Ticketing Hardware	ATB 517	(***)
	ATB 557	(***)
	100 coupon bin	(***)
	300 coupon bin	(***)
	500 Coupon bin	(***)
	1000 Coupon bin	(***)

Other	Document Printer	(***)

UK — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation (normal hours)	(***)
	De-Installation (normal hours)	(***)

Ticketing Hardware	Installation	(***)
	De-installation	(***)
	1000 stacker	(***)

Special Services	Charge per man-day	(***)

UK — Monthly Charges

Service or Product	Definition	Price in €
Agent Interface	Vista	(***)
	Pro-Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)

Communications/Network	64 KBPS IP	(***)
	128 KBPS IP	(***)
	256 KBPS IP	(***)

Ticketing Hardware	ATB 517	(***)
ATB 557
	100 coupon bin	(***)
	300 coupon bin	(***)
	500 Coupon bin	(***)
1000 Coupon bin

Other	Document Printer	(***)

Austria — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-Installation	(***)

Special Services	Charge per man-hour	(***)
	Office move	(***)

Austria — Monthly Charges

Service or Product	Definition	Price
Agent Interface	Vista	(***)
	Pro-Vista	(***)
	Pro-Web	(***)
	Pro-Tempo incl. START Comfort	(***)
	Vista incl. Ticketingmodus	(***)
	Pro-Vista incl. Ticketingmodus	(***)
	Pro-Tempo incl. START Comfort and Ticketingmodus	(***)

Comunications/Network	768/128 KBPS IP	(***)

Ticketing Hardware	ATB Document Printer	(***)

Other	Document Printer	(***)

Ireland — Once only

Service or Product	Definition	Price in €
Agent Interface	Installation	(***)
	De-Installation	(***)

Network	Installation	(***)
	De-Installation	(***)

Ticketing Hardware	Installation	(***)
	De-Installation	(***)

Special Services	Charge per man-hour	(***)
	Office move	(***)

Ireland — Monthly Charges

Service or Product	Definition	Price
Agent Interface	Vista	(***)
	Pro-Vista	(***)
	Pro-Web	(***)
	Pro-Tempo	(***)
	Value Pricer	(***)
	Cruise	(***)
	Extra LUs	(***)

Comunications/Network	64 KBPS IP/8K CIR	(***)
	128 KBPS IP/16K CIR	(***)
	256 KBPS IP/32K CIR	(***)

Ticketing Hardware	ATB 557	(***)
	OPTAT	(***)

Other	Document Printer	(***)

EXHIBIT 6

SERVICE LEVELS

A. Service Levels and Segment Credit

Amadeus will provide certain Net Segment credit for Unscheduled Downtime (defined below) as follows. These credits are the sole remedies in the event of any System outages or System access issues.

For the purpose of the SLA, an Unscheduled Downtime event will be considered to have started when a PTR is opened by EBOOKERS or the Amadeus SMC (Helpdesk), the outage will end when recovery of service is notified by Amadeus SMC in the PTR.

For purposes of this Exhibit, the following terms are defined:

•                            “System Availability” means a percentage where the numerator is the total number of minutes in a month less the number of minutes of Unscheduled Downtime and Scheduled Downtime, and the denominator is the total number of minutes in a month less Scheduled Downtime.

•                            “Unscheduled Downtime” means the inability to access the System in all cases except Scheduled Downtime.

•                            “Scheduled Downtime” means the inability to access the System where the problem (i) is caused by or attributable to third parties, or due to services contracted by EBOOKERS or factors beyond Amadeus control, or (ii) due to Scheduled Unavailability.

•                            “Scheduled Unavailability” means (i) (***) of non-availability occurring during a window of 00.00 and 05.00, generally the first Sunday of the month but, exceptionally any day of the week, and (ii) minutes of non-availability due to exceptional scheduled outages where EBOOKERS will be informed at least 24 hours beforehand by e-mail to the “Web Watch” email address.

The Net Segment credits are provided as follows:

•                            Online Business: For Unscheduled Downtime that affects online business, a Net Segment credit of (***) Net Segments will be provided to EBOOKERS for each minute of Unscheduled Downtime during a month.

•                            Offline Business: For System outages that affect offline business, the following Net Segment credits only apply when the Unscheduled Downtime is for more than 1 hour and which occurs between 9am and 7pm (London Time) Mondays to Saturdays, excluding public holidays (a “Qualifying Outage”),. The Net Segment credit will only be paid per minute of a Qualifying Outage. The amount of the Net Segment credit per minute will depend on the System Availability during the applicable month as per the following table.

System Availability during one calendar month	Offline Business: Net Segment per minute of outage during a Qualifying Outage
Above (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
Above (***)% to (***)%	(***)
(***)% and below	(***)

If only a specific group of countries or an individual country is affected by a Qualifying Outage, then the Net Segment Credit amounts in above table will be multiplied by the percentages below based on the System Availability for that group or individual country.

UK	(***)
France	(***)
Germany	(***)
Ireland	(***)
Switzerland	(***)
Netherlands	(***)
Finland	(***)
Norway	(***)
Spain	(***)
Total	(***)

Examples:

1.                         During an applicable month, the System Availability for EBOOKERS offline locations is (***). During that month there was one outage that lasted 70 minutes (i.e., a Qualifying Outage since the outage lasted more than 1 hour).

Amadeus would credit to EBOOKERS (***) (***) for the month.

2.                         In an applicable month, EBOOKERS online locations experience (***) of Unscheduled Downtime. Amadeus would credit to EBOOKERS (***) Segments (***) for that month.

B. Amadeus will provide EBOOKERS with a customer service plan within 3 months of the signature of this Agreement that outlines additional service levels being provided to EBOOKERS and not subject to the crediting scheme outlined in section A of this Exhibit.

EXHIBIT 7

AMADEUS API LICENSE AGREEMENT

This Amadeus API License Agreement (“License”) is an appendix to and shall be governed in all respects by the Amadeus Access Agreement between the Parties.

WHEREAS, the AMADEUS group of companies has developed and acquired a type of programming interface, known as AMADEUS API, that allows flexible access to the System;

WHEREAS, Ebookers (the “Ebookers Application Provider”) wishes to use the AMADEUS API in order to perform certain developments (“Ebookers Application”) that will enable the AMADEUS Users to access the System via the AMADEUS API Server;

WHEREAS, the Ebookers Application Provider wishes to use the AMADEUS API only for development purposes and not for obtaining information and/or to make reservations in the System;

WHEREAS, AMADEUS agrees to provide the Ebookers Application Provider with the AMADEUS API Ebookers Software Pack and to grant the Ebookers Application Provider a license to use it subject to the terms and conditions of the present Agreement;

ARTICLE 1: DEFINITIONS

For the purposes of the present Agreement, the following terms are defined as follows:

“AMADEUS API Server” shall mean the AMADEUS server located in Erding which contains the program interface that enables the access to the System.

“API Ebookers Software Pack” shall mean the software provided by AMADEUS to the Ebookers Application Provider under this Agreement to enable the Ebookers Application Provider to perform certain developments for the access of the AMADEUS Users to the System. Such API Ebookers Software Pack shall include the software listed in Appendix A to this Agreement.

“Application User” for the purposes of this Agreement, means any legal entity as well as its wholly-owned entities, which contract with the Ebookers Application Provider to receive from him the license of the Ebookers Application in accordance with the terms under this Agreement.

“AMADEUS User” for the purposes of this Agreement, shall mean any travel agency, or branch thereof, or corporate account which contracts to receive access to the System.

“Ebookers Application” shall mean any developments using the API Ebookers Software Pack performed by the Ebookers Application Provider under the terms of this Agreement.

“Designated Equipment” shall mean the equipment chosen by the Ebookers Application Provider for the Installation of the API Ebookers Software Pack.

ARTICLE 2: LICENSE

2.1       AMADEUS grants to the Ebookers Application Provider, subject to the terms and conditions stipulated in the present Agreement, a non-transferable and non-exclusive license to use the API Ebookers Software Pack, in order to perform the necessary developments to enable the connection of the AMADEUS Users to the System via the AMADEUS API Server. Delivery of the API Ebookers Software Pack will be subject to the following conditions:

2.1.1          Ebookers Application Provider shall execute a Non Disclosure Agreement with AMADEUS before receiving the API Ebookers Software Pack.

2.1.2          Ebookers Application Provider shall confirm to AMADEUS in writing the functional and technical specifications for the development of the Ebookers Application which shall be approved by AMADEUS; and

2.1.3          Ebookers Application Provider shall return to AMADEUS the AMADEUS API Questionnaire with necessary Information duly filled in. The AMADEUS API Questionnaire is provided to the Ebookers Application Provider by AMADEUS Product Management.

2.2       Access to the System is provided to the Ebookers Application Provider under this Agreement only for the development purposes described hereto, and not to obtain information and/or to perform reservations (which shall be governed by the Amadeus Access Agreement to which this License is attached.)

2.3       The Ebookers Application Provider shall select the media on which he wishes to receive the API Ebookers Software Pack, upon the signature of the Agreement.

2.4       The Ebookers Application Provider shall be responsible, at its own cost and expense, for installation of the API Ebookers Software Pack on the equipment used by Ebookers Application Provider for development, testing and/or maintenance purposes.

2.5       Notwithstanding the previous, AMADEUS shall provide to the Ebookers Application Provider with support as detailed and within the limits as set forth herein which include (i) support for installation of the API Ebookers Software Pack, (ii) development, test and maintenance of the Ebookers Application and (iii) certification of the Ebookers Application as further described in Section 3. Any additional support or services not included herein shall be charged by AMADEUS to the Ebookers Application

Provider in accordance with conditions set forth in Appendix C.

2.6       The API Ebookers Software Pack shall exclusively be used on the equipment identified by the Ebookers Application Provider in the API Questionnaire. The Ebookers Application Provider shall inform AMADEUS when the API Ebookers Software Pack is moved or used on any other equipment.

2.7       The Ebookers Application Provider is authorized to make one single copy of the API Ebookers Software Pack for record purposes to be used as back-up copy. All legends, trademarks, trade names, copyright and other identifications shall also be maintained as they appear and shall be reproduced on any copy, in whole or in part, of the API Ebookers Software Pack.

2.8       Upon request by AMADEUS, the Ebookers Application Provider shall inform AMADEUS about the progress and status in the development of the Ebookers Application.

2.9       Ebookers Application Provider may subcontract the support and performance of the development work of the Ebookers Application on its behalf to any third-party provided that: (i) Ebookers Application Provider informs AMADEUS of such intention; and (ii) Ebookers Application Provider obtains the written consent from AMADEUS, which shall not be unreasonably withheld; and (iii) Ebookers Application Provider remains liable towards AMADEUS for any such subcontract of the development work; and that (iv) Ebookers Application Provider makes its best efforts to make any such designated third party comply with the obligations related to development work acquired by the Ebookers Application Provider hereunder.

In the event that AMADEUS gives its consent to subcontracting the development work by the Ebookers Application Provider to any designated third party, AMADEUS shall deliver the API Ebookers Software Pack to that designated third party subject to conditions under this Agreement and upon the designated third party entering into a Non Disclosure Agreement as provided in Section 2.1.1.

ARTICLE 3: CERTIFICATION

3.1       Upon delivery of the API Ebookers Software Pack, AMADEUS shall provide the Ebookers Application Provider with Certification Guidelines and a Certification Questionnaire to be filled in by the Ebookers Application Provider. The purpose of these Certification Documents is to assist the Ebookers Application Provider to develop an application which interacts with the AMADEUS in a compatible, reliable and overall performance so that ultimately, such application becomes a Ebookers Application when obtaining the Certification.

3.2       The Ebookers Application Provider shall inform AMADEUS at least three (3) months in advance of the date of request of the application for Certification. The Ebookers Application Provider shall also provide AMADEUS with any documentation related to the application at least two (2) weeks before request for certification.

3.3       AMADEUS shall have thirty (30) days following receipt of the application developed by the Ebookers Application Provider to examine and test such application in order to determine whether it meet the requirements of Certification. Further to AMADEUS finalising the Certification process, AMADEUS shall give Ebookers Application Provider written notice of either (i) acceptance and/or successful completion of the Certification and the confirmation that its application is a Ebookers Application or (ii) details of the acceptance criteria that the application did not meet.

3.4       If AMADEUS provides Ebookers Application Provider with a written notice specifying the acceptance criteria that the application did not met, Ebookers Application Provider shall have sixty (60) days to correct the application in order to meet such acceptance criteria.

3.5       If further to the Ebookers Application Provider delivering the application after the first notice is given in accordance with Section 3.4 above, the application does not obtain the Certification, then AMADEUS may in its sole discretion decide, either to (i) give a second written notice to the Ebookers Application Provider, specifying remaining acceptance criteria that the application did not met and therefore, extend the correction period, or (ii) terminate this Agreement by giving written notice to Ebookers Application Provider and returning all copies of the application to Ebookers Application Provider. If AMADEUS terminates the Agreement in this manner, AMADEUS shall have no further obligation to Ebookers Application Provider.

3.6.      In the event that the Ebookers Application developed by the Ebookers Application Provider is a development platform that allows other parties receiving it, to develop another application based on the Ebookers Application, the Ebookers Application Provider shall inform such other parties that their developed application must obtain the Certification from AMADEUS. In the event that a third party develops an application from the Ebookers Application developed by the Ebookers Application Provider and uses it without obtaining the Certification, then the Ebookers Application Provider shall be responsible towards AMADEUS and shall be liable for that.

3.7       Any Ebookers Application being certified by AMADEUS shall not be modified without the prior written consent of AMADEUS.

ARTICLE 4:  ACCESS TO THE SYSTEM

4.1       Ebookers Application Provider is provided access to the System via the Amadeus Access Agreement to which this License is attached. In the event that the establishment of a communication link between the AMADEUS API Server and the Designated Equipment is necessary, the Ebookers Application Provider shall be responsible for the ordering, maintenance, use and payment of such link and the costs arising therefrom.

4.2       The Ebookers Application Provider shall be entitled to license to potential Application Users the Ebookers Application, but it is expressly specified that the Ebookers Application Provider shall not be entitled to provide access to such potential Application Users to the System under any circumstances and/or for any purposes except as agreed in writing by Amadeus.

4.3       The Ebookers Application Provider shall, before licensing the Ebookers Application, inform its potential Application Users in writing that in order to access the

System, they have to enter into an agreement with AMADEUS or any of the companies authorized by AMADEUS for such purpose. The Ebookers Application Provider will also inform its potential Application Users that AMADEUS, or any of the companies authorized by AMADEUS, will then schedule and quote the access to the System.

4.4       The Ebookers Application Provider shall be entitled to submit proposals to potential Application Users only with respect to the license of the Ebookers Application developed by the Ebookers Application Provider. Any such proposal shall specifically exclude any AMADEUS license and/or access terms and conditions, including pricing, which shall be provided by AMADEUS directly to the Application User.

ARTICLE 5:  USE OF THE SYSTEM AND AMADEUS API

5.1       The use of the AMADEUS Ebookers Software Pack as well as the access to the AMADEUS API Server and the AMADEUS System shall be used by the Ebookers Application Provider solely for the purposes and functions described in this License or as otherwise agreed in writing by Amadeus. The Ebookers Application Provider shall take all precautions necessary to prevent unauthorized access to the System through its connection to the AMADEUS API Server. In the event that AMADEUS reasonably considers that the Ebookers Application Provider is not respecting or that an abuse or misuse of the System is being performed through the access described herein, AMADEUS shall be entitled to automatically suspend such access.

5.2       Should any problem be detected by AMADEUS with the Ebookers Application Provider’s access, which AMADEUS reasonably considers is causing problems to other users or customers, or which may place AMADEUS in potential or actual breach of its agreements with other parties, AMADEUS shall have the right at its sole discretion to automatically suspend such access at Ebookers Application Provider’s cost.

5.3       AMADEUS reserves the right to suspend access to the AMADEUS API Server and/or the System, at any time, at its own discretion, should the number of transactions and/or the number of simultaneous sessions generated by the Ebookers Application Provider per segment exceed a reasonable level as agreed by AMADEUS and the Ebookers Application Provider before the signature of this License. Such level of transactions and simultaneous sessions shall be periodically reviewed by the Parties.

5.4       In the event that AMADEUS suspends the access to the AMADEUS API Server or the System as described in this Article, AMADEUS will notify the Ebookers Application Provider as soon as possible and the Ebookers Application Provider shall have 10 (ten) days to cure the problem. If within such 10 (ten) days period the problem is not cured, AMADEUS shall be entitled to terminate this License without further liability.

ARTICLE 6: SUPPORT DOCUMENTATION

6.1       AMADEUS shall provide the Ebookers Application Provider with the support documentation listed in Annex B to this License.

6.2       The documentation provided shall not be copied in any manner whatsoever by the Ebookers Application Provider and shall constitute part of the Confidential Information.

ARTICLE 7: MAINTENANCE

7.1       In addition to the initial development support described in Section 2.4 above, AMADEUS shall provide maintenance service to the Ebookers Application Provider who will include information on the evolution of the AMADEUS API and upgrade to new versions of the same.

7.2       Each AMADEUS API release will be supported for a period of one (1) year from the date of release, and will be compatible with future releases during this time frame.

ARTICLE 8: PROPRIETARY RIGHTS

8.1       The API Ebookers Software Pack licensed hereunder, the documentation provided as specified in Annex B as well as any other documentation provided to the Ebookers Application Provider constitutes proprietary and confidential information and trade secrets and know-how of AMADEUS Global Travel Distribution, S.A. and its affiliate, AMADEUS S.A.S., or its licensors. The Ebookers Application Provider shall not sell, assign, lease, sub-license, transfer, encumber or suffer to exist any lien or security interest on, nor allow any person or corporation to copy, reproduce or disclose, in whole or in part, the API Ebookers Software Pack or the documentation both during the course of this License and after its termination.

8.2       The Ebookers Application Provider shall not take less precautionary measures to protect the API Ebookers Software Pack and the documentation than those used by it in protecting its own confidential and proprietary information. The Ebookers Application Provider shall be responsible for its employees respecting the confidential and proprietary nature of the API Ebookers Software Pack and the documentation.

8.3       AMADEUS agrees to defend any action brought against the Ebookers Application Provider based upon the claim that the API Ebookers Software Pack when used within the scope of the present License infringes any copyright, patent or other property right, provided that the Ebookers Application Provider notifies AMADEUS promptly of such claim, and to the extent the alleged infringement does not relate to changes, additions or alterations made by anyone other than AMADEUS, and provided further that AMADEUS has full authority to settle or defend such claim. AMADEUS agrees to pay all damages awarded against the Ebookers Application Provider and all costs attributable to such action.

8.4       If the API Ebookers Software Pack or any part of it becomes, or in the opinion of AMADEUS may become, the subject of an infringement claim, AMADEUS may, at its option, (i) procure for the Ebookers Application Provider the right to further use the API Ebookers Software Pack free of charge; or (ii) replace or modify any part of the API Ebookers Software Pack to make it non-infringing, or (iii) terminate the present License and refund the eventual license fee paid by the Ebookers Application Provider and not yet amortized.

8.5       The foregoing provisions state the sole and exclusive rights and remedies of the Ebookers Application Provider in case of infringement.

8.6       The Ebookers Application Provider agrees to hold AMADEUS harmless from and against any and all liabilities, damages, losses and expenses which AMADEUS may suffer and indemnify AMADEUS and defend any action brought against AMADEUS or any company within the AMADEUS Group based upon the infringement of the Ebookers Application of any copyright, patent or other property right.

ARTICLE 9: FEES AND PAYMENT

9.1       The Ebookers Application Provider shall pay AMADEUS the fees described in Annex C hereto.

9.2       Upon signature of this License and in order for the Ebookers Application Provider to receive the license of the AMADEUS API Ebookers Software Pack, it shall pay the fees specified in Section 1.1 of Annex C within 30 (thirty) days of the invoice date. The Ebookers Application Provider shall provide AMADEUS with a contact name and address to send the invoice.

9.3       All payments are agreed in Euro and shall be made in Euro at the AMADEUS’ bank account specified in each invoice.

9.4       If the fees described in Annex C have not been paid by the Ebookers Application Provider by the.due date, AMADEUS shall be entitled to charge interest on any such sum at the rate of two (2) percentage points above the three (3) month EURIBOR for Euro effective on the due date, notwithstanding AMADEUS’ right to terminate the present License. Such interest shall be charged from and including the first value date until the date of payment of the amount due on a 360 day basis.

9.5       All prices are exclusive of any and all applicable withholding or other taxes.

ARTICLE 10: WARRANTY

10.1     AMADEUS represents that the AMADEUS API will substantially conform to the written descriptions set forth in this License and in the documentation provided to the Ebookers Application Provider included in Annex B. Ebookers’s sole remedy for breach of this warranty is that upon notice to AMADEUS from the Ebookers of any deficiency in the documentation provided, AMADEUS will use its best reasonable efforts to remedy the deficiency. Ebookers shall notifyAMADEUS does not warrant that the AMADEUS API meets the Ebookers Application Provider’s requirements, expectations or particular needs, or that operation of the AMADEUS API will be uninterrupted or error free.

10.2     Except as provided under Section 10.1 above, there are no representations or warranties, either express or implied, oral or written, with respect to the AMADEUS API, the API Ebookers Software Pack, or any other goods or services covered by or furnished pursuant to this License, including but not limited to any implied warranty (a) of merchantability, (b) of fitness for a particular purpose, or (c) arising from course of performance, course of dealing, or usage of trade.

10.3     Except as provided under Section 10.1 above, AMADEUS makes no warranty or representation with respect to any software, documentation or any other goods or services provided under or in connection with this License, and shall not be liable for any loss of profit, revenue or use or for any consequential, direct, indirect, incidental, special, punitive, or exemplary damages arising out of or related to this License, whether based on contract, tort (including, but not limited to, strict liability and negligence), warranty or other legal or equitable grounds.

10.4     The Ebookers Application Provider shall not make deletions, additions or other modifications to the API Ebookers Software Pack, except as specifically set forth in the documentation or as authorized in writing by AMADEUS. Unauthorized deletions, additions or other modifications shall bring immediate termination of this License.

10.5     The Ebookers Application Provider warrants that the API Ebookers Software Pack and the AMADEUS API shall only be used in conformity with the terms and conditions of the License that provides the Ebookers Application Provider with access to the System, and with all applicable laws and regulations In the event of any breach of such warranty, the Ebookers Application Provider shall hold AMADEUS harmless from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments which AMADEUS may suffer.

IN WITNESS THEREOF, AMADEUS and the EBOOKERS APPLICATION PROVIDER have executed this Agreement as of the day and year first above written.

For AMADEUS Global Travel Distribution, S.A.		For Ebookers, PLC

Name:	Gillian Gibson	Name:	Dinesh Dhamija

Title:	Director	Title:

Date:	2 April 2004	Date:	6th April ‘04

Signature:	/s/ Gillian Gibson	Signature:	/s/ Dinesh Dhamija

[SEAL]

Annex A
API Ebookers Software Pack/ Ebookers Application

A.1                API Ebookers Software Pack

The AMADEUS API interfaces are implemented into three different versions: a cross platform version made of ANSI C function calls and exchange structures; a cross platform version made of ANSI C function calls and XML exchange structures; and an NT specific version made of COM interfaces and methods and XML exchange structures.

The deliverables provided to the Ebookers Application Provider are referred to as the API Ebookers Software Pack and relate specifically to the version chosen by the customer. The deliverables for each version are composed of:

•                             a ebookers library

•                             C-header files to be included in the ebookers application for compilation

•                             an URL in order to access the online documentation

A.2                Ebookers Application

A.2.1 The Ebookers Application Provider is exclusively allowed to develop the Ebookers Application in accordance with the features as specifically approved by AMADEUS.

Annex B

Documentation

B.1      All documentation can be found in the following address:

http://API.dev.amadeus.net.

AMADEUS shall provide the Ebookers Application Provider with a user ID and a password in order to download this Documentation.

B.2      Upon request, AMADEUS may also provide the Documentation to Ebookers Application Provider via CD-Rom.

B.3      Ebookers Application Provider may have access with the information contained in this page before the signature of this Agreement provided it enters into a Non Disclosure and Confidentiality Agreement with AMADEUS.

B.4               The Documentation contains a demo program which shall be used by Ebookers Application Provider strictly for demo purposes.

Annex C

FEES

Subject to the provisions included in Article 9, the Ebookers Application Provider shall pay to AMADEUS, the following fees:

1.1                    A one time license fee of (***) for the use of the API Ebookers Software Pack. This license fee includes the documentation provided to the Ebookers Application Provider and 10 man/days of development support. Amadeus confirms that this fee has already been paid by Ebookers. Any development support to be provided by AMADEUS to the Ebookers Application Provider over the above 10 man/days will be charged by AMADEUS to the Ebookers Application Provider at (***) per day.

1.2       A yearly maintenance fee of (***) as a compensation for the maintenance services to be provided by AMADEUS to the Ebookers Application Provider as set forth in Article 7 of the License. This yearly maintenance fee includes 2.5 man/days of support per Ebookers Application and shall be paid in advance at the beginning of each anniversary year.

1.3       A fee of (***) in the event the Ebookers Application has not been developed after one (1) year from delivery of the API Software Pack to the Ebookers Application Provider.

1.4       Except for the fees in 1.1 above of this annex C, the above fees will automatically will be deducted from the Product Fund.